Exhibit 32.1
CERTIFICATION OF OFFICERS
OF UNITED HERITAGE CORPORATION
PURSUANT TO 18 U.S.C. § 1350

In connection with Amendment No. 1 to the annual report of United Heritage Corporation (the “Company”) on Form 10-KSB/A for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Paul D. Watson, Chief Executive Officer of the Company, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge

(a) The Annual Report fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 22, 2008

/s/ Paul D. Watson
Paul D. Watson
Chief Executive Officer